EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Report of CapTerra Financial Group, Inc. formerly known as Across America Real Estate Corp. (the “Company”) on Form 10-Q/A as filed with the Securities and Exchange Commission (the “Report”), I, James W Creamer III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the
Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2008	/s/ James W Creamer III
James W Creamer III
Chief Financial Officer